Supplement to the Current Prospectus

MFS(R) Research Bond Fund J

Effective immediately, the sub-section entitled "Disclosure of Portfolio Holdings" under the main heading "Management of the Fund - Investment Adviser" is restated in its entirety as follows.

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

In addition, by clicking on "Non-U.S. Investor," then "Products & Performance," then "Additional Investment Products," then "MFS Research Bond Fund J" on the MFS Web site (mfs.com), the following information is generally available to you:

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Information                          Approximate Date of Posting to Web Site
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Fund's top 10 securities holdings    14 days after month end
as of each month's end
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Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.


                  The date of this supplement is March 9, 2009.